                                                                     EXHIBIT 4.1



COMMON STOCK
PAR VALUE $1


NUMBER                                                                  SHARES
C



                    FIRST FINANCIAL CARIBBEAN CORPORATION
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO



THIS IS TO CERTIFY THAT









is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $1 EACH, OF FIRST FINANCIAL CARIBBEAN CORPORATION, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                    FIRST FINANCIAL CARIBBEAN CORPORATION
                                CORPORATE SEAL
                                 PUERTO RICO
                                     1972


/s/                                             /s/
-------------------------------                 -------------------------------
                      Secretary                                       President

                     FIRST FINANCIAL CARIBBEAN CORPORATION

     The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any request should be made to the Secretary of the Corporation.



   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                        UNIF GIFTS MIN ACT - ____________ Custodian ____________
   TEN ENT - as tenants by the entireties                                        (Cust)                (Minor)
   JT TEN  - as joint tenants with right of                                   under Uniform Gifts to Minors
             survivorship and not as tenants
             in common                                                        Act ______________________
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.



      FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


[                                   ]  _________________________________________


_______________________________________________________________________________
                 Please print or typewrite name and address,
                    including postal zip code of assignee.


________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney,
to transfer said stock on the book of the within-named Corporation with full power of substitution in the premises.


Dated,________________________

                                             __________________________________